CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of The Travelers Series Trust -- Convertible Securities Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSRS for the period ended June 30, 2003 (the "Form N-CSRS") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
Convertible Securities Portfolio            Convertible Securities Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
-----------------------------               ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of The Travelers Series Trust -- MFS Mid Cap Growth Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSRS for the period ended June 30, 2003 (the "Form N-CSRS") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
MFS Mid Cap Growth Portfolio                MFS Mid Cap Growth Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
-----------------------------               ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard Peteka, Chief Financial Officer of The Travelers Series Trust -- MFS Research Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSRS for the period ended June 30, 2003 (the "Form N-CSRS") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust                  The Travelers Series Trust
MFS Research Portfolio                      MFS Research Portfolio

/s/ R. Jay Gerken                           /s/ Richard Peteka
-----------------------------               ------------------------
R. Jay Gerken                               Richard Peteka
Date: August 28, 2003                       Date: August 28, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Commission.